UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 23, 2007

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                             Network Appliance, Inc.
             (Exact name of Registrant as specified in its charter)

             Delaware                  0-27130                77-0307520
 (State or other jurisdiction of     (Commission           (I.R.S. Employer
  incorporation or organization)     File Number)       Identification Number)

                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)

                                 (408) 822-6000
              (Registrant's telephone number, including area code)

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Item 2.02.

      On May 23, 2007, Network Appliance, Inc. issued a press release announcing its earnings for the fourth quarter and fiscal year 2007. The press release is attached as an exhibit to this Form 8-K, and the information set forth therein is hereby incorporated by reference into this Item 2.02.

Item 9.01(c).

      Network Appliance, Inc.'s May 23, 2007 press release is hereby furnished as Exhibit 99.1 to this Form 8-K in connection with the disclosures under Item
2.02 of this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


May 23, 2007                          By:     /s/    Steven Gomo
                                          --------------------------------------
                                                   Steven J. Gomo
                                              Chief Financial Officer

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                                Index to Exhibits

Exhibit        Description
-------        -----------

    99.1       Press release of Network Appliance, Inc. issued on May 23, 2007.